                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1457
                                     DATED: FEBRUARY 11, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Prime (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               February 11, 1997


SETTLEMENT DATE:          February 14, 1997


MATURITY DATE:            February 17, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -2.820%
                          (less two hundred eighty two bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The seventeenth of May, August, November and February commencing May 1997 through Maturity, subject to following business day convention.


INITIAL INTEREST RATE:    5.43000%


FORM:                     Book-entry

